Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rick E Winningham, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Theravance Biopharma, Inc. on Form 10-Q for the three months ended March 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition of Theravance Biopharma, Inc. at the end of the periods covered by such Quarterly Report on Form 10-Q and results of operations of Theravance Biopharma, Inc. for the periods covered by such Quarterly Report on Form 10-Q.

Date: May 10, 2019	By:	/s/ Rick E Winningham
Rick E Winningham
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rick E Winningham, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Theravance Biopharma, Inc. on Form 10-Q for the three months ended March 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition of Theravance Biopharma, Inc. at the end of the periods covered by such Quarterly Report on Form 10-Q and results of operations of Theravance Biopharma, Inc. for the periods covered by such Quarterly Report on Form 10-Q.

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Date: May 10, 2019	By:	/s/ Rick E Winningham
Rick E Winningham
(Principal Financial Officer)